                                                                     EXHIBIT 24
                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Vice Chairman, Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ SUMMERFIELD K. JOHNSTON, JR.
                         --------------------------------------
                         Vice Chairman, Chief Executive Officer
                                  and Director
                           Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ L. PHILLIP HUMANN
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, E. NEVILLE ISDELL, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ E. NEVILLE ISDELL
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, President, Chief Operating Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                              S/ HENRY A. SCHIMBERG
                         ----------------------------------
                         President, Chief Operating Officer
                                  and Director
                           Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS IVESTER, Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ M. DOUGLAS IVESTER
                         ----------------------------------
                         Chairman of the Board of Directors
                         Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.

                           S/ JOHN L. CLENDENIN
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ JOHNNETTA B. COLE
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, T. MARSHALL HAHN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ T. MARSHALL HAHN, JR.
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                                S/ CLAUS M. HALLE
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                                S/ JOHN E. JACOB
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ ROBERT A. KELLER
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ FRANCIS A. TARKENTON
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                           S/ HOWARD G. BUFFETT
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company, Lowry
F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1997.


                             S/ SCOTT L. PROBASCO
                         ------------------------------------
                         Director, Coca-Cola Enterprises Inc.